SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2000

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                        (Date of earliest event reported)



                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                           0-14815                         25-2413363
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(State of other jurisdiction  (Commission File Number)          (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
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(Address of principal executive offices)                           (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)
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                         Exhibit Index appears on page 4

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Item 5.           Other Events

                  On October 18, 2000, Progress Financial Corporation reported third quarter net income of $1.8 million or diluted earnings per share of $.29 compared with net income of $2.3 million or diluted earnings per share of $.37 for the third quarter of 1999. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PROGRESS FINANCIAL CORPORATION

Dated:  October 18, 2000                  By:   /s/ Michael B. High
                                               --------------------------------
                                               Michael B. High
                                               Executive Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

        Exhibit Number                 Description

           99(a) Press Release on Third Quarter 2000 earnings issued on October 18, 2000